United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2025
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On May 21, 2025, Jones Lang LaSalle Incorporated (the "Company") held its Annual Meeting of Shareholders (the "Meeting").
Of the 47,513,451 total shares of common stock of the Company that were issued and outstanding on March 31, 2025, the record date for the Meeting, 45,213,700 shares, constituting 95.15% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.The thirteen nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2026, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	41,025,643	959,654	15,683
Matthew Carter, Jr.	41,261,086	721,605	18,289
Catherine Clay	41,797,352	185,691	17,937
Susan M. Gore	41,709,608	273,834	17,538
Tina Ju	41,708,830	273,534	18,616
Bridget Macaskill	41,444,644	537,891	18,445
Deborah H. McAneny	39,779,805	2,197,814	23,361
Siddharth N. Mehta	41,403,451	581,683	15,846
Moses Ojeisekhoba	41,448,517	535,843	16,620
Jeetendra I. Patel	41,706,702	275,243	19,035
Larry Quinlan	41,451,985	530,615	18,380
Efrain Rivera	41,707,572	275,107	18,301
Christian Ulbrich	41,940,981	39,700	20,299
In the case of each nominee for Director, there were also 3,212,720 broker non-votes.
2.The non-binding advisory proposal regarding executive compensation ("say on pay") was approved by the following shareholder vote:

For	Against	Abstain
33,631,346	8,338,654	30,980
There were 3,212,720 broker non-votes on this proposal.
3.The Fourth Amended and Restated 2019 Stock Award and Incentive Plan was approved by the following shareholder vote:

For	Against	Abstain
40,024,559	1,952,276	24,145
There were 3,212,720 broker non-votes on this proposal.
4.The appointment of KPMG, LLP to serve as our independent registered accounting firm for the year 2025 was ratified by the following shareholder vote:

For	Against	Abstain
42,369,301	2,828,984	15,415

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer